Exhibit 10.2

PROMISSORY NOTE

$105,220,000.00
September 11, 2025

1.
Agreement to Pay. FOR VALUE RECEIVED, the undersigned, SEALY GARDNER AVENUE, L.L.C., SEALY SOUTH GREEN ROAD, L.L.C., SEALY COMMERCIAL DRIVE II, L.L.C., SEALY PEDERSON ROAD, L.L.C., SEALY CROSSROADS L, L.L.C., SEALY STATELINE K, L.L.C., and SEALY NORTHPOINT ONE, L.L.C., each a Georgia limited liability company (individually and collectively, jointly and severally, “Borrower”), whose mailing address is c/o Sealy & Company, LLC, 333 Texas Street, Suite 1050, Shreveport, Louisiana 71101, hereby agrees and promises to pay to the order of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin corporation, its endorsees, successors and assigns (“Lender”), at its principal office and mailing address at 901 Marquette Avenue, Suite 2500, Attention: Mortgage Loans and Servicing, Minneapolis, Minnesota 55402-3211, or such other place as Lender may from time to time designate, the principal sum of One Hundred Five Million Two Hundred Twenty Thousand Dollars ($105,220,000.00), or so much as may from time to time be disbursed hereon, together with interest on the unpaid principal balance at the rates provided for herein, payable in lawful money of the United States of America which shall be legal tender for public and private debts at the time of payment.
2.
Interest Rate. The outstanding principal balance hereof shall bear interest at the rate of five and thirty-nine one hundredths percent (5.39%) per annum (“Regular Rate”). All interest payable hereunder shall be computed on the basis of a three hundred sixty (360) day year containing twelve (12) thirty (30) day months, provided that partial month interest shall be computed on the basis of the actual number of days principal is outstanding.
3.
Monthly Payments. Principal and interest upon this Promissory Note shall be paid as follows:
a.
Prepaid Interest. Interest only on the unpaid principal balance at the Regular Rate shall be due and payable in advance on the date funds are disbursed hereunder in an amount equal to interest accrued from and including the date of disbursement hereunder through and including September 30, 2025. For purposes hereof, the “date of disbursement” shall mean the date that funds are wire transferred from Lender’s account.
b.
Monthly Payments of Interest. On November 1, 2025, and on the first (1st) day of each month thereafter, interest only shall be due and payable, in arrears, in equal monthly installments of Four Hundred Seventy-Two Thousand Six Hundred Thirteen and 17/100 Dollars ($472,613.17) until October 1, 2030 (the “Maturity Date”), on which date the entire unpaid principal balance together with all accrued interest, if not sooner paid, shall become due and payable.
c.
Intentionally Omitted.
d.
Payment Method. Payments under this Promissory Note shall be made by Lender originating preauthorized debit payment entries through an Automated Clearing

Promissory Note 1

House electronic funds transfer, drawing such payments from funds maintained in an account with a financial institution located in the United States, or by such other reasonable method as Lender directs, to Lender’s account at JP Morgan Chase Bank, Milwaukee, Wisconsin, Attention: Thrivent Financial for Lutherans, Loan No. 100039180, or at such other place as Lender may from time to time designate to Borrower in writing.
e.
Application of Payments. All payments shall be applied first (1st) to accrued interest at the rate or rates then in effect under the terms hereof, second (2nd) to principal, provided however, that if any advance made by Lender as the result of a default on the part of Borrower under the terms of this Promissory Note or any instrument securing this Promissory Note is not repaid on demand, any monies received, at the option of Lender, may first be applied to repay such advances, plus interest thereon at the Default Rate, as defined below, third (3rd) to late charges, fourth (4th) to any Reinvestment Charge, as hereinafter defined, and the balance, if any, shall be applied in accordance with the provisions hereof.
4.
Late Charge. Any payment of principal, interest (exclusive of amounts due on the Maturity Date or upon any acceleration of the Loan) and/or tax and insurance escrows not made by Borrower when due shall be subject to a late payment charge equal to five percent (5%) of the monthly payment (but in no event less than Five Hundred and No/100 Dollars ($500.00)). The late charge shall apply individually to all payments past due (exclusive of payments due on the Maturity Date or upon any acceleration of the Loan) with no daily adjustment and shall be used to defray the costs of Lender incident to collecting such late payment. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights Lender may have including the right to declare the entire unpaid principal and interest immediately due and payable.
5.
Default Rate. Upon the occurrence of an Event of Default hereunder, the interest rate shall thereafter increase and shall be payable on the whole of the unpaid principal balance at a rate equal to the lesser of (i) 10.49% per annum, or (ii) the highest rate permitted under applicable state law (the “Default Rate”), which Default Rate shall be effective as of the date of the occurrence of such Event of Default. The above increase in the interest rate upon the occurrence of an Event of Default shall be applicable whether or not Lender has exercised its option to accelerate the maturity of this Promissory Note and declared the entire unpaid principal indebtedness to be due and payable. The Default Rate shall continue until such Event of Default is cured, payment in full of all indebtedness evidenced by this Promissory Note, or completion of all foreclosure proceedings and redemption periods, whichever shall occur first.
6.
Security. This Promissory Note is given to evidence a loan in the above amount and is the Note referred to in and secured by:
a.
those certain Mortgage and Security Agreement and Fixture Financing Statements and Deed of Trust and Security Agreement and Fixture Financing Statements, each dated of even date herewith (individually and collectively, the “Security Instrument”) given by Borrower, as mortgagor, to or for the benefit of Lender, as mortgagee dated of even date herewith, encumbering Borrower’s interest in the real property and the improvements, fixtures, equipment and personal property located thereon

Promissory Note 2

in the (i) City of Kansas City, State of Missouri, (ii) City of Olathe, State of Kansas, (iii) City of Westfield, State of Indiana, (iv) City of Houston, State of Texas, (v) City of Olive Branch, State of Mississippi, and (vi) City of Southaven, State of Mississippi (individually and collectively, the “Premises”); and
b.
an Assignment of Leases and Rents (the “Assignment of Leases”) given by Borrower, as assignor, to Lender, as assignee, dated of even date herewith, assigning to Lender all of the rents, issues, profits and leases of the Premises; and
c.
other collateral security documents (the “Security Documents”) given by Borrower to Lender, all of even date herewith.

Reference is hereby made to the Security Instrument, the Assignment of Leases and the Security Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Premises, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and all other matters contained therein. This Promissory Note, the Security Instrument, the Assignment of Leases and the Security Documents shall hereinafter sometimes collectively be referred to as the “Loan Documents”.

7.
Default and Acceleration. The occurrence of an Event of Default, as defined in the Security Instrument, shall constitute an Event of Default hereunder (“Event of Default”). Upon the occurrence of an Event of Default hereunder, the entire unpaid principal balance together with accrued interest thereon at the respective rates provided for herein, the Reinvestment Charge, as defined below, and all other obligations arising under this Promissory Note or any of the Loan Documents, shall become, without notice, immediately due and payable at the option of Lender.
8.
Prepayment Privilege. The indebtedness evidenced hereby may be prepaid in accordance with the provisions of this Section and not otherwise.
a.
Reserved.
b.
Borrower may prepay this Promissory Note, in full but not in part provided such prepayment is accompanied by a reinvestment charge (the “Reinvestment Charge”) in an amount calculated as follows:
i)
Determine the “Reinvestment Yield.” The Reinvestment Yield will be equal to 1/12th of the then current yield on the United States Treasury Bond or Note having a maturity date closest to the Maturity Date of this Promissory Note (the “Treasury Issue”).
ii)
Calculate the “Present Value of the Loan.” The Present Value of the Loan is the present value of the payments to be made in accordance with this Promissory Note remaining from the date of prepayment to the Maturity Date, discounted at the Reinvestment Yield..

Promissory Note 3

iii)
Subtract the outstanding principal balance of this Promissory Note as of the date of prepayment from the Present Value of the Loan. The result shall be the Reinvestment Charge, but in no event shall the Reinvestment Charge as computed hereunder be less than one percent (1%) of the amount prepaid.
iv)
The then current yield on the Treasury Issue shall be determined as of five (5) business days prior to the date prepayment is made by reference to The Wall Street Journal (Digital Edition) or, if the same is no longer published or no longer sets forth such information, to some other daily financial reporting service satisfactory to Lender. If there is more than one (1) Treasury Issue with the appropriate maturity date, the choice of the Treasury Issue to be used in the above calculation shall be made by Lender at its sole discretion.
v)
If any amounts owing on this Promissory Note have been prepaid prior to the Maturity Date as the result of a mandatory prepayment required by Lender from insurance proceeds, condemnation awards, or for any other reason, then for purposes of calculating the Reinvestment Charge in connection with Borrower’s request for prepayment, the term Maturity Date (as that term is used in the calculation of Reinvestment Charge by this Section) shall be altered, if necessary, to equal the actual date on which this Promissory Note would otherwise be paid in full in accordance with the terms set forth herein.
c.
Borrower may prepay this Promissory Note in full but not in part, at par, and without payment of a Reinvestment Charge after April 1, 2030.
d.
At the option of Lender, this Promissory Note is also subject to mandatory prepayment upon certain events set forth in the Security Instrument including prepayments required by Lender to be made out of proceeds of insurance or condemnation awards. In each such instance, the terms of the Security Instrument shall govern with respect to the requirement for the payment of a Reinvestment Charge.
e.
Any prepayment shall be made only upon fifteen (15) days’ advance written notice to Lender, and such prepayment shall not suspend required monthly installment payments of principal and interest, and such prepayment shall be applied to required monthly installment payments of principal in the inverse order of their scheduled due dates.
f.
Any prepayment of all or any portion of the principal balance of this Promissory Note on or prior to April 1, 2030, other than a prepayment specifically permitted in the Security Instrument to be made without payment of a Reinvestment Charge, for whatever reason, whether voluntary or involuntary, and whether through acceleration of this Promissory Note or otherwise, shall constitute an Event of Default hereunder, and, in addition to the other rights and remedies provided for herein and in the other Loan Documents, Borrower shall be obligated to pay to Lender an amount equal to the amount of the Reinvestment Charge as otherwise calculated above.

Promissory Note 4

9.
Prepayment Upon an Event of Default. Upon the occurrence of an Event of Default under this Promissory Note and following acceleration of maturity hereof by Lender, a tender of payment of or entry of judgment for the amount necessary to satisfy the entire unpaid principal balance declared due and payable shall be deemed to constitute an attempted evasion of the aforesaid restrictions on the right of prepayment and shall be deemed a prepayment hereunder, and such payment or judgment must, therefore, include the Reinvestment Charge then in effect under the terms hereof in connection with any prepayment. Lender shall have the right to include and bid in such Reinvestment Charge as an amount due to Lender in connection with any foreclosure sale.
10.
Lender Fees and Expenses. Borrower agrees to pay to Lender, immediately upon written notice from Lender, all actual costs, expenses, disbursements, escrow fees, title charges, appraisal fees, costs of environmental studies and legal fees and expenses incurred by Lender and its counsel in connection with: (a) Borrower requests for payoff statements, which shall each incur a fee in the amount of $1,500.00, (b) the collection, attempted collection, or negotiation and documentation of any settlement or workout of any payment due hereunder, and (c) any suit or proceeding whatsoever in regard to this Promissory Note or the protection or enforcement of the lien of any instrument securing this Promissory Note, including, without limitation, in connection with any litigation, mediation, arbitration, bankruptcy or administrative proceeding, and including any appellate proceeding or judicial or non-judicial foreclosure proceeding in connection therewith. It is the intent of the parties that Borrower pay all expenses and attorneys' fees incurred by Lender as a result of Lender entering into the loan transaction evidenced by this Promissory Note.
11.
Time of the Essence. Time is of the essence with regard to the performance of the obligations of Borrower in this Promissory Note and each and every term, covenant and condition herein by or applicable to Borrower.
12.
Governing Law. This Promissory Note and the rights and obligations of all parties hereunder shall be governed by and construed in accordance with the laws of the state or commonwealth in which the Premises is located.
13.
Jurisdiction. The parties hereto irrevocably (a) agree that any suit, action or other legal proceeding arising out of or relating to this Promissory Note may be brought in a court of record in the state or commonwealth in which the Premises is located or in the courts of the United States of America located in such state or commonwealth, (b) consent to the non-exclusive jurisdiction of each such court in any suit, action or proceeding, and (c) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Nothing contained herein shall prevent Lender from bringing any action or exercising any rights against any security given to Lender by Borrower, or against Borrower personally, or against any property of Borrower, within any other state or commonwealth. Commencement of any such action or proceeding in any other state or commonwealth shall not constitute a waiver of the agreement as to the laws of the state or commonwealth which shall govern the rights and obligations of Borrower and Lender hereunder.

Promissory Note 5

14.
Interest Limitation. All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions of this Promissory Note or of the other Loan Documents at any time given shall exceed the maximum permissible under applicable law, then, the obligation to be fulfilled shall automatically be reduced to an amount which complies with applicable law, and if from any circumstances Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of such lawful rate of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender and shall also be binding upon and available to any subsequent holder of this Promissory Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the indebtedness evidenced hereby, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Promissory Note until payment in full so that the rate or amount of interest on account of the indebtedness evidenced hereby, without the payment of any Reinvestment Charge, does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the indebtedness evidenced hereby for so long as such indebtedness is outstanding.
15.
Waivers.
a.
Borrower and all persons or entities liable for all or part of the principal balance evidenced by this Promissory Note severally hereby waive presentment for payment, protest, notice of non-payment and notice of dishonor.
b.
Borrower and all persons and entities liable for all or part of the principal balance evidenced by this Promissory Note hereby consent, without affecting their liability, to the granting, with or without notice, of any extension or alteration of time for payment of any sum or sums due hereunder or under the Loan Documents or for the performance of any covenant, condition or agreement contained herein or therein, or the taking or releasing or subordinating of any security for the indebtedness evidenced hereby, or the acceptance of additional security of any kind, or any other modification or amendment of this Promissory Note or of any of the Loan Documents, any release of, or resort to any party liable for payment hereof, and agree that such action will in no way release or discharge the liability of such parties, whether or not granted or done with the knowledge or consent of such parties.
c.
Borrower and all persons and entities liable for all or a part of the principal balance evidenced by this Promissory Note hereby waive and renounce, to the extent permitted by applicable law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided, by the Constitution or laws of the United States of America or the state or commonwealth in which the Premises is located, both as to itself and in and to all

Promissory Note 6

of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Promissory Note and the Loan Documents.
16.
Borrower Not Released. No delay or omission of Lender to exercise any of its rights and remedies under this Promissory Note or any other Loan Document at any time following the happening of an Event of Default shall constitute a waiver of the right of Lender to exercise such rights and remedies at a later time by reason of such Event of Default or by reason of any subsequently occurring Event of Default. The acceptance by Lender of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Lender’s right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment.
17.
Business Purpose. Borrower represents and warrants to Lender (a) that the indebtedness evidenced by this Promissory Note (i) is a business loan transacted solely for the purpose of carrying on the business of Borrower, (ii) is not a consumer transaction, and (iii) will not be used for personal, family or household purposes, and (b) that the Premises (i) does not constitute the homestead of Borrower, and (ii) will not be used for agricultural purposes.
18.
Disbursement. Funds representing the proceeds of the indebtedness evidenced hereby which are disbursed by Lender to Borrower, to escrows or otherwise for the benefit of Borrower shall, for all purposes, be deemed outstanding hereunder and to have been received by Borrower as of the date such funds are disbursed by Lender, notwithstanding the fact that such funds may not at any time have been remitted by such escrows to Borrower or for its benefit.
19.
Note Controls. In the event of any inconsistency between the provisions of this Promissory Note and those of the Loan Documents, the provisions of this Promissory Note shall control over those of the Loan Documents.
20.
Notices. All notices required or permitted to be given hereunder to Borrower or Lender shall be given in the manner and to the place as provided in the Security Instrument for notices to the parties thereunder.
21.
Severability. The parties hereto intend and believe that each provision of this Promissory Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or any portion of any provision contained in this Promissory Note is held by a court of law to be invalid, illegal, unlawful, void or unenforceable as written in any respect, then it is the intent of all parties hereto that such portion or provision shall be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Promissory Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion or provision was not contained therein, and the rights, obligations and interests of Borrower and Lender under the remainder of this Promissory Note shall continue in full force and effect.
22.
Successors and Assigns. The provisions of this Promissory Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of any Lender and its successors and assigns. As used herein the words “successors and assigns” shall also be deemed

Promissory Note 7

to include the heirs, representatives, administrators and executors of any natural person who is a party to this Promissory Note.
23.
Remedies Cumulative. The remedies of Lender as provided in this Promissory Note or any other Loan Document and the warranties contained herein or therein shall be cumulative and concurrent, may be pursued singly, successively or together at the sole discretion of Lender, may be exercised as often as occasion for their exercise shall occur and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of such right or remedy. No remedy under this Promissory Note or under any other Loan Document conferred upon or reserved to Lender is intended to be exclusive of any other remedy provided in this Promissory Note or in any other Loan Document or provided by law, but each shall be cumulative and shall be in addition to every other remedy given under this Promissory Note or any other Loan Document or now or hereafter existing at law or in equity or by statute.
24.
No Oral Modification. This Promissory Note may not be modified or discharged orally, but only by an agreement in writing signed by Lender and Borrower.
25.
Transfer of Promissory Note. Lender may, at any time, sell, transfer or assign this Promissory Note and the other Loan Documents and any or all servicing rights with respect to this Promissory Note, or grant participations in this Promissory Note or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in this Promissory Note. Lender may forward to any prospective purchaser or any rating agency all documents and information Lender now has or may acquire, as Lender determines necessary or desirable, including, without limitation, financial information regarding Borrower. Notwithstanding the foregoing, and so long as no Event of Default has occurred and is continuing, any such sale or transfer shall not: (a) change the outstanding principal balance of the Loan immediately prior to such secondary market transaction (subject to application of any penalties and the Default Rate as provided in the Loan Documents); (b) change the Regular Rate (subject to application of any penalties and the Default Rate as provided in the Loan Documents), or (c) change or affect Lender’s obligations to Borrower in connection with the Loan or this Promissory Note. Notwithstanding anything to the contrary herein, Lender may transfer the Loan or any portion thereof at any time and one or more times to any affiliate of Lender or any entity that is managed by an affiliate of Lender (including for the avoidance of doubt an investment vehicle sponsored and managed by an affiliate of Lender) without Borrower consent (an “Affiliate Sale”). In the event Lender transfers the Promissory Note in accordance with this Section 25, unless such sale either (i) occurs during the continuance of an Event of Default, or (ii) is an Affiliate Sale, then Borrower shall have the right, but not the obligation, to prepay this Promissory Note in full but not in part, at par, and without payment of a Reinvestment Charge, except during the continuance of an Event of Default.
26.
Replacement Promissory Note. Upon receipt of evidence reasonably satisfactory to Lender of the loss, theft, destruction or mutilation of this Promissory Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of this Promissory Note, Borrower will execute and deliver to Lender in lieu thereof, a replacement note dated as of the date of this Promissory Note, identical in form and substance to this Promissory

Promissory Note 8

Note and upon such execution and delivery all references in the Loan Documents to this Promissory Note shall be deemed to refer to such replacement note.
27.
Due on Sale and Encumbrance Call Provisions. The Security Instrument provides for certain rights on the part of Lender to call all outstanding principal and accrued interest on this Promissory Note due and payable in full together with the Reinvestment Charge then in effect under the terms of this Promissory Note in the event that (a) Borrower should sell, convey, contract to sell or convey, assign or encumber any property, real or personal, encumbered by the Security Instrument, or (b) any member interests in Borrower should be sold, conveyed, assigned or encumbered, or (c) any ownership interests in any entity which has an ownership interest in Borrower should be sold, conveyed, assigned or encumbered, without, in each instance, the prior written consent of Lender. Reference to the Security Instrument must be made for the terms of these provisions. Such provisions are incorporated herein by this reference.
28.
Limited Recourse to Borrower. Subject to the qualifications and provisions of this Promissory Note as contained in this Section 28 and Section 29 below, enforcement of Borrower’s liability under this Promissory Note or the other Loan Documents shall be limited to Borrower’s interest in the Premises and the improvements, furnishings, equipment, leases and rents on which the Security Instrument and the Assignment of Leases constitute a lien.

Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect or apply to Borrower’s continued personal liability for the payment to Lender of:

(a)
any rents, issues, profits and/or income collected by Borrower in excess of normal and verifiable operating expenses from the Premises after the occurrence of an Event of Default hereunder or under any other Loan Document;
(b)
unrefunded security deposits made by tenants of the Premises, unless delivered to Lender or applied in accordance with the applicable lease;
(c)
misappropriation or mis-application of any rent, issues, profits and/or income from the Premises which have been prepaid more than thirty (30) days in advance; unless delivered to Lender;
(d)
payments of Charges (as that term is defined in Section 3.2 of the Security Instrument) payment of which is required to be made by Borrower under the terms of the Security Instrument;
(e)
insurance proceeds and condemnation awards (or sums paid in lieu thereof), payments and/or other form of consideration which Borrower receives and which are used for any purpose inconsistent with the terms of the Security Instrument or not approved in writing by Lender;
(f)
losses, liabilities, costs, expenses, damages or claims incurred by or asserted against Lender as a result of Borrower’s failure to obtain and maintain insurance as required by the Security Instrument;

Promissory Note 9

(g)
an amount necessary to satisfy any construction lien, mechanics’ liens, materialmen’s liens or similar type lien against the Premises, which Borrower is not validly disputing;

(h)
damage suffered by Lender due to any intentional waste of the physical Premises committed or permitted by Borrower;
(i)
losses, liabilities, costs, expenses, damages or claims incurred by or asserted against Lender as a result of Borrower’s failure to observe, comply or perform any of its indemnities contained in the Environmental Indemnity (as defined in the Loan Agreement);
(j)
any loss or claim incurred by or asserted against Lender as a result of fraud or misrepresentation by Borrower or Guarantor or any agent or representative of either in connection with the loan evidenced by this Promissory Note;
(k)
all taxes and fees required to be paid to any governmental entity for the transfer of title to the Premises;
(l)
any loss incurred by Lender as a result of Borrower's failure to comply with the Employee Retirement Income Security Act of 1974, as amended;
(m)
without limiting any liability otherwise associated with a Springing Recourse Event (as defined below) pursuant to the terms of Loan Documents, any loss incurred by Lender as a result of Borrower making an unconsented transfer of the Property or there is an unconsented transfer of an interest in Borrower, other then transfers permitted without Lender’s consent; and
(n)
actual out of pocket, attorneys’ fees and expenses incurred by Lender in connection with enforcement of Lender’s rights under this Section.

Nothing contained herein shall be deemed to release any entity or person from their obligations under the terms of any separate Indemnity Agreement or Guaranty executed in connection with the loan evidenced by this Promissory Note.

29.
Full Recourse. Notwithstanding the provisions of Section 28 to the contrary, Borrower shall remain personally liable for the prompt payment of all sums owing hereunder, and any other sums due pursuant to the Loan Documents, including actual attorneys’ fees and all other costs of collection, upon the occurrence of any of the following:
(a)
Borrower used fraud to induce Lender to make the loan evidenced by this Promissory Note; or

(b)
Lender is prevented from acquiring title to the Premises following an Event of Default and Lender is unsuccessful in collecting on any title insurance policy that it

Promissory Note 10

holds in connection with the Premises because of forfeiture of Borrower's title under federal, state or local laws; or

(c)
Borrower or Guarantor voluntarily files a petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code or Guarantor files an involuntary petition against Borrower; or

(d)
a prohibited transfer occurs under the Security Instrument, which result in a change of control, results in a violation of the representations and warranties set forth in Section 1.1 (w) and (x) of each of the Security Instruments, or results in a violation of Section 2.4 of the Loan Agreement, by and between Lender and Borrower (the “Loan Agreement”) and dated the date hereof (a “Springing Recourse Event”).

30.
Joint and Several Liability. In the event that this Promissory Note is made by more than one Borrower, the promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of all Borrowers and shall constitute the joint and several obligations of each of Borrowers and shall be fully binding upon and enforceable against each of Borrowers. Neither the death nor release of any person or party to this Promissory Note shall affect or release the joint and several liability of any other person or party. Lender may at its option enforce this Promissory Note against one or all of Borrowers, and Lender shall not be required to resort to enforcement against each of Borrowers and the failure to proceed against or join any Borrower shall not affect the joint and several liability of any other Borrower.
31.
WAIVER OF JURY TRIAL. LENDER BY ITS ACCEPTANCE HEREOF AND BORROWER HEREBY VOLUNTARILY, KNOWINGLY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS PROMISSORY NOTE OR CONCERNING THE INDEBTEDNESS EVIDENCED HEREBY AND/OR ANY COLLATERAL SECURING SUCH INDEBTEDNESS, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO LENDER IN EXTENDING CREDIT TO BORROWER, THAT LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.
32.
Headings. The headings or captions contained in this Promissory Note are solely for convenience of reference and shall not affect its interpretation.

33. Choice of Law; Incorporation of State Law Provisions. This Promissory Note shall be interpreted and construed in accordance with the laws of the state in which the Premises are located. Any and all claims, controversies and causes of action arising out of or relating to this Promissory Note, whether sounding in contract, tort or statute, shall be governed by the laws of the state in which the Premises are located, including its statutes of limitations, without giving

Promissory Note 11

effect to any conflict-of-laws rule that would result in the application of the laws of a different jurisdiction. Certain provisions/sections of this Promissory Note and certain additional provisions/sections that are required by the laws of the state in which the Premises are located may be amended, described and/or otherwise set forth in more detail on Exhibit A attached hereto, which such Exhibit by this reference, is incorporated into and made a part of this Promissory Note. In the event of any conflict between such state law provisions and any provision herein, the state law provisions shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Promissory Note 12

IN WITNESS WHEREOF, Borrower has executed this Promissory Note under seal as of the date and year first above written.

Signed, sealed and delivered in the presence of:	BORROWER:
/s/ Katiee Joyner Unofficial Witness Print Name: Katiee Joyner /s/ Lessie Ellis Notary Public Print Name: Lessie Ellis My Commission Expires: For LIFE [NOTARY SEAL]

SEALY GARDNER AVENUE, L.L.C.,

SEALY SOUTH GREEN ROAD, L.L.C.,

SEALY COMMERCIAL DRIVE II, L.L.C.,

SEALY PEDERSON ROAD, L.L.C.,

SEALY CROSSROADS L, L.L.C.,

SEALY STATELINE K, L.L.C., and

SEALY NORTHPOINT ONE, L.L.C.,

each a Georgia limited liability company

By: Sealy SIP IV Portfolio I Master Associates, L.L.C., a Georgia limited liability company, Managing Member

By:/s/ Mark P. Sealy_____________

      Mark P. Sealy, Manager

Promissory Note 13

EXHIBIT A

APPLICABLE STATE LAWS

33.
Usury Laws. It is the intention of Borrower and Lender to conform strictly to the usury laws now or hereafter in force in the state or commonwealth in which the Premises is located, and any interest payable under this Promissory Note, the Security Instrument, or any other instruments securing the indebtedness shall be subject to reduction to an amount not to exceed the maximum non-usurious amount for commercial loans allowed under the usury laws of the state or commonwealth in which the Premises is located as now or hereafter construed by the courts having jurisdiction over such matters. In the event such interest (whether designated as interest, service charges, points, or otherwise) does exceed the maximum legal rate, it shall be (a) canceled automatically to the extent that such interest exceeds the maximum legal rate; (b) if already paid, at the option of the Lender, either be rebated to Borrower or credited on the principal amount of this Promissory Note (without a Reinvestment Charge); or (c) if this Promissory Note has been prepaid in full, then such excess shall be rebated to Borrower. All amounts paid or agreed to be paid which would under applicable law be deemed “interest” shall, to the extent permitted by such applicable law, be amortized, prorated, allocated and spread throughout the stated term of this Promissory Note. The term “applicable law” as used in this paragraph shall mean the law in effect from time to time which lawfully permits the charging and collection of the highest permissible, lawful, nonusurious rate of interest on the transactions herein contemplated, including laws of the State of Texas and the United States of America; and the term “maximum legal rate” as used in this paragraph shall mean, with respect to each portion of the indebtedness evidenced hereby, the maximum, lawful, nonusurious rate of interest (if any) which under applicable law Lender is permitted to charge from time to time with respect to such portion of the indebtedness evidenced hereby.

34.
Waivers by Borrower. As to this Promissory Note, the Security Instrument, and any other instruments securing the indebtedness, Borrower and all guarantors, sureties and endorsers, severally waive all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, and also severally waive diligence, valuation and appraisement, presentment for payment, protest and demand, notice of protest, notice of intent to accelerate, notice of acceleration, demand and dishonor and diligence in collection and nonpayment of this Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Promissory Note (except notice of default specifically provided for in the Security Instrument). To the extent permitted by law, Borrower further waives all benefit that might accrue to Borrower by virtue of any present or future laws exempting the Premises, or any other Premises, real or personal, or the proceeds arising from any sale of any such Premises, from attachment, levy, or sale under execution, or providing for any stay of execution to be issued on any judgment recovered on this Promissory Note or in any action to foreclose the Security Instrument, injunction against sale pursuant to power of sale, exemption from civil process or extension of time for payment. Borrower agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue of this Note, or any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Lender.

Promissory Note 14